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                                                                    EXHIBIT 24.1

GENERAL DYNAMICS CORPORATION                                            POWER OF
Commission File Number 333-                                             ATTORNEY
 IRS No. 13-1673581                                             Filings with SEC


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENT, that each of the undersigned Directors of GENERAL DYNAMICS CORPORATION, a Delaware corporation, hereby constitutes and appoints each of NICHOLAS D. CHABRAJA, MICHAEL J. MANCUSO and DAVID A. SAVNER as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of General Dynamics Corporation, and any amendments thereto (including post-effective amendments), for the registration of securities to be issued under the General Dynamics Corporation Supplemental Savings and Stock Investment Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary as fully as to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 5th day of March, 2003.

/s/ Nicholas D. Chabraja                        /s/ Charles H. Goodman
-------------------------------                 --------------------------------
Nicholas D. Chabraja                            Charles H. Goodman

/s/ James S. Crown                              /s/ Paul G. Kaminski
-------------------------------                 --------------------------------
James S. Crown                                  Paul G. Kaminski

/s/ Lester Crown                                /s/ Carl E. Mundy, Jr.
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Lester Crown                                    Carl E. Mundy, Jr.



                      /s/ George A. Joulwan
                      ------------------------------
                      George A. Joulwan